IVY FUNDS

Delaware Ivy Systematic Emerging Markets Equity Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus,
dated July 31, 2024

Effective immediately, the following replaces the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund? – Investment manager – Sub-advisor”:

Macquarie Investment Management Global Limited serves as sub-advisor for the Fund.  MIMGL is primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Benjamin Leung, CFA	Managing Director, Head of Systematic Investments, Portfolio Manager	November 2021
Samir Vanza	Senior Vice President, Head of Quantitative Research, Portfolio Manager	August 2024

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2024.